Contractual obligations	12 Months Ended
Dec. 31, 2017
Disclosure of Contractual obligations [Abstract]
Disclosure of commitments [text block]
34.	Contractual obligations

The Group has several commitments and contractual obligations that may require future disbursement of funds. The main commitments are related to a) payments of loans and borrowings, which are disclosed in Note 30.5, b) payment of benefits post-employment, the amounts of which in the next 5 years are disclosed in Note 22.4 c) future payment commitments in service contracts, operational leasing, gas and energy supplies, purchase of assets and others, and d) commitments of exploration activities and others with the National Hydrocarbons Agency in current contracts.

The details of the commitments and contractual obligations can be found in section 4.8 Financial Review - Financial Indebtedness and Other Contractual Obligations.